SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): July 22, 2005 (May 11, 2005)

WINWIN GAMING, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21566	84-1219819
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

8687 West Sahara, Suite 201, Las Vegas, Nevada 89117
Address of Principal Executive Offices
Zip Code

(702) 212-4530
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 13, 2005, WinWin Gaming, Inc. (the “Company”) filed a current report on Form 8-K under Items 1.01, 2.01, 3.02 and 9.01 to disclose, among other things, the acquisition by the Company of all of the issued and outstanding capital stock of Pixiem, Inc. (“Pixiem”). This Amendment to the Current Report on Form 8-K is filed solely to include the financial statements and pro forma financial information described in Item 9.01 below.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Pixiem for the fiscal year ended December 31, 2004 are filed with this report following the signature page hereto.

(b) Pro Forma Financial Information

The pro-forma financial statements that give effect to the acquisition of Pixiem as required by this item are filed with this report following the signature page hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2005

WINWIN GAMING, INC.

By:	/s/ Larry Goldman
Larry Goldman, Chief Financial Officer and Treasurer

Pixiem, Inc.

INDEX TO FINANCIAL STATEMENTS
Page

Report of Independent Certified Public Accountants	F-2

Financial Statements

Balance Sheet	F-3

Statement of Operations	F-4

Statement of Stockholders' Deficiency	F-5

Statements of Cash Flows	F-6

Notes to Financial Statements	F-7 to F-14

Pro Forma Financial Statements	F-15 to F-19

Kahn Boyd Levychin, LLP
Certified Public Accountants
70-20 Austin Street, Suite 126
Forest Hills, NY 11375
718.575.5750

Main Office: 67 Wall Street, New York, NY 10005

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Stockholders
PIXIEM, INC.

We have audited the accompanying balance sheet of Pixiem, Inc. as of December 31, 2004, and the related statements of operations, stockholders' deficiency, and cash flows for the period from January 7, 2004 (inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pixiem, Inc. as of December 31, 2004 , and the results of its operations and its cash flows for the period from January 7, 2004 (inception) to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

KAHN BOYD LEVYCHIN, LLP

Forest Hills, New York
July 11, 2005

Pixiem, Inc.
BALANCE SHEET
December 31, 2004

ASSETS

CURRENT ASSETS
Cash	$41,098
Accounts receivable	151,945
Prepaid expenses - Korean operations	6,199
Total current assets	199,242

PROPERTY AND EQUIPMENT - AT COST
Furniture and fixtures and office equipment	11,525
Less accumulated depreciation and amortization	(552)
10,973

CAPITALIZED SOFTWARE DEVELOPMENT COSTS
Purchased games	141,478
Capitalized graphic and porting development costs	10,000
151,478
Less accumulated amortization	(6,822)
144,656

TOTAL ASSETS	$354,871

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$275,416
Notes payable convertible into common stock, including accrued interest of $3,819	103,819
Total current liabilities	379,235

Loans payable - officer/shareholder	38,000
TOTAL LIABILITIES	417,235

COMMITMENTS AND SUBSEQUENT EVENTS
STOCKHOLDERS' DEFICIENCY
Common stock - authorized, 10,000,000 shares of $.001 par
value; shares 5,000,000 issued and outstanding	5,000
Accumulated deficit	(67,364)
Total stockholders' deficiency	(62,364)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY	$354,871

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

Pixiem, Inc.
STATEMENTS OF OPERATIONS
For the Period From January 7 (Inception) to December 31, 2004

Revenues
Commission income - net	$107,557
Sale of game assets to another developer	80,000

Total revenues	187,557

Cost of sales	56,822

Gross profit	130,735

Operating expenses
Selling, general and administrative	193,789

Operating loss	(63,054)

Other income (expenses)
Interest income	9
Interest expense	(3,819)

Loss before income taxes.	(66,864)
Provision for income taxes	500
NET LOSS	$(67,364)

Net loss per share - basic and diluted	$(0.01)

Weighted average number of shares outstanding	5,000,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

Pixiem, Inc.
STATEMENT OF STOCKHOLDERS' DEFICIENCY
For the Period From January 7 (Inception) to December 31, 2004

	Common Stock		Accumulated
	Shares	Par Value	Deficit	Total

BALANCE AT INCEPTION	-	$-	$-	$-

Net loss for the period from January 7, 2004 (inception) to December 31, 2004			(67,364)	(67,364)

Issuance of common stock	5,000,000	5,000	-	5,000

BALANCE AT DECEMBER 31, 2004	5,000,000	$5,000	$(67,364)	$(62,364)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

Pixiem, Inc.
STATEMENTS OF CASH FLOWS
For the Period From January 7 (Inception) to December 31, 2004

2004
Cash flows from operating activities:
Net Loss	$(67,364)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	7,374
Changes in assets and liabilities
Accounts receivable	(151,945)
Prepaid expenses - Korean operations	(6,199)
Accounts payable and accrued expenses	275,417
Accrued interest on convertible notes payable	3,819
128,466
Net cash provided by operating activities	61,102
Cash flows from investing activities:
Capitalized software development costs	(151,478)
Purchase of property and equipment	(11,526)
Net cash used for investing activities	(163,004)

Cash flows from financing activities:
Proceeds of notes payable convertible into common stock at holders' option	100,000
Proceeds of loans from officer/stockholder	38,000
Proceeds from sale of common stock, net of costs	5,000
Net cash provided by financing activities	143,000
NET INCREASE IN CASH	41,098
Cash at beginning of period	-
Cash at end of period	$41,098
Supplemental disclosures of cash flow information:
Cash paid for: Interest	$-
Income taxes	$-

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

NOTE A - NATURE OF OPERATIONS AND LIQUIDITY

Pixiem, Inc. (the Company) was incorporated in Delaware on January 7, 2004 under the name of ZIO Interactive USA, Inc. and its name was changed to Pixiem, Inc. on December 9, 2004. The Company is in the business of designing and developing game software for use on cellular telephone handsets. The Company has introduced games which are offered to customers of all major U.S. cellular carriers on a periodic fee basis of which the Company receives a specified percentage. The games are marketed and distributed to the cellular carriers through Summus, Inc. Summus is owned by third parties unrelated to the Company. In June 2005, the Company started to be the publisher of its own games and plans to continue marketing and distributing their games directly to cellular carriers.

As of May 11, 2005, the Company became wholly owned by Win Win Wireless, LLC ("Win Win"), a wholly owned subsidiary of Win Win Gaming, Inc. ("Gaming") (see Note I - Subsequent Events). Prior to its being acquired the Company had received bridge loans aggregating $432,000 under a Loan and Security Agreement entered into on March 22, 2005.

The Company's financial statements have been presented on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company incurred losses of $67,364 in 2004 and has a working capital deficiency of $179,993. Management believes that the acquisition of the Company by Win Win will ensure the continued existence of the Company for the foreseeable future.

Gaming and its subsidiaries in existence prior to the acquisition of the Company was, and Gaming still remains, a development stage publicly-traded entity with its issued and outstanding shares of stock significantly concentrated among certain individuals and related entities. One of its principal subsidiaries is involved in Mainland China. The Company's future capital resources may be dependent on the successful maintenance of financial leverage by that entity for the foreseeable future. Consequently, readers of the Company's financial statements are highly advised to read published filings by WinWin Gaming, Inc. such as a Form 10KSB filed with the Securities and Exchange Commission for the year ended December 31, 2004, and a Form 10QSB filed for the quarter ended March 31, 2005, and other such filings as may be available in conjunction with these financial statements.

NOTE B - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

1. REVENUE RECOGNITION

In accordance with Statement of Position 97-2, "Software Revenue Recognition" (SOP 97-2), the Company's policy will be to recognize license fees when earned. Revenue is recognized based upon actual delivery of the software to the cellular customer as per the carrier transaction dates on sales/royalty reports as submitted by Summus to the Company, which represents the date of the end-user purchase of the software license. Under an agreement dated May 1, 2004, the Company was obligated to Zio Interactive, Inc. (Korea), an overseas developer of games sold by the Company prior to the Company's beginning to design and develop game software domestically, at the agreement specified rate of 80% of all collections from Summus. The Company recognizes as revenues the net amount of Summus reported sales ($537,790) less the 80% ($430,232) of that amount due to Zio (Korea). As of December 31, 2004 the Company owed $260,800 to Zio (Korea), of which $139,323 was for the 80% of Summus revenues and $121,477 was for the purchase of game engines (see Note D).

2. CAPITALIZATION OF COMPUTER SOFTWARE DEVELOPMENT COSTS

Capitalized software development costs relating to products for which technological feasibility has been established qualify for capitalization under Statement of Financial Accounting Standards No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed."

Research and development costs associated with the creation of computer software prior to reaching technological feasibility are expensed as incurred, except for related computer equipment expenditures such as personal computers and other hardware components, which are capitalized and depreciated over their useful lives if the equipment is deemed to have alternative future use.

Capitalized software development costs are amortized to operations when the product is available for general release to customers. Amortization is calculated using (a) the ratio of current gross revenues for the product to the total of current and anticipated gross revenues for that product or (b) the straight-line method over the remaining useful life of the product (currently estimated to be one year), whichever is greater.

3. PROPERTY, PLANT AND EQUIPMENT

Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives, which range from three to seven years. Leasehold improvements are amortized over the lives of the respective leases, or the service lives of the improvements, whichever is shorter. The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes, but accelerated methods are used for tax purposes.

4. VALUATION OF LONG-LIVED ASSETS

The Company reviews long-lived assets held and used for possible impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company has not recorded any provision for the impairment of long-lived assets at December 31, 2004.

5. INCOME TAXES

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. This statement requires, among other things, an asset and liability approach for financial accounting and reporting of deferred income taxes. In addition, the deferred tax liabilities and assets are required to be adjusted for the effect of any future changes in the tax law or rates. Deferred income taxes arise from temporary differences resulting in the basis of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is provided if the Company is uncertain as to the realization of deferred tax assets.

6. RISKS, UNCERTAINTIES AND CERTAIN CONCENTRATIONS OF CREDIT RISK AND ECONOMIC DEPENDENCY

The Company's future results of operations involve a number of significant risks and uncertainties. Factors that could affect the Company's future operating results and cause actual results to vary materially from expectations include, but are not limited to, dependence on key personnel, dependence on a limited number of customers, ability to design new products and product obsolescence, ability to generate consistent sales, ability to finance research and development, government regulation, technological innovations and acceptance, competition, reliance on certain vendors, credit and other risks.

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash and accounts receivable.

The Company maintains cash and cash equivalents principally in bank deposit and money market accounts in one bank, which, at times, may exceed federally insured limits or not be insured. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on cash and cash equivalents.

During the period from January 7, 2004 (inception) to December 31, 2004, one customer accounted for 100% of net sales and 100% of net accounts receivable at December 31, 2004. However, this customer distributes the games to various phone companies for the different phones that the Company supports. Accordingly, management believes that the Company is not totally dependent on that customer.

The carrying values of financial instruments potentially subject to valuation risk, consisting of cash and cash equivalents, accounts receivable, and officer's loan receivable, approximate fair value, principally because of the short maturity of these items.

7. USE OF ESTIMATES

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

8. CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

9. LOSS PER SHARE

Statement of Financial Accounting Standards No.128 (SFAS No. 128), Earnings per Share, specifies the computation, presentation and disclosure requirements for earnings per share for entities with publicly held common stock or potential common stock. Although the Company's stock is not publicly traded, it became a subsidiary of a publicly owned company in 2005.

Net loss per common share - basic and diluted is determined by dividing the net loss by the weighted average number of shares of common stock outstanding. Net loss per common share - diluted does not include potential common shares derived from stock options and warrants because they are antidilutive. The number of antidilutive securities excluded from the dilutable loss per share calculation for the period from January 7, 2004 (inception) to December 31, 2004 were 275,000 shares.

10. CURRENCY TRANSLATION

All transactions with foreign entities are denominated in U.S. Dollars. All payments are made in U.S. Dollars.

NOTE C - INCOME TAXES

Temporary differences and carryforwards give rise to deferred tax assets and liabilities. The principal components of the deferred income tax assets relate to net operating loss carryforwards. At December 31, 2004, the Federal net operating loss carryforwards are approximately $67,000 The net operating loss carryforwards expire at various dates through 2024, and because of the uncertainty in the Company's ability to utilize the net operating loss carryforwards, a full valuation allowance of approximately $23,000 has been provided on those deferred income tax assets at December 31, 2004.

Internal Revenue Code Section 382 places a limitation on the utilization of Federal net operating loss and other credit carryforwards when an ownership change, as defined by the tax law, occurs. Generally, this occurs when a greater than 50 percentage point change in ownership occurs. Accordingly, the actual utilization of the net operating loss carryforwards and other deferred tax assets for tax purposes may be limited annually under Code Section 382 to a percentage (about 5%) of the fair market value of the Company at the time of any such ownership change.

The Company's tax provision for the period from January 7, 2004 (inception) to December 31, 2004 is principally due to the impact of New Jersey state income and minimum taxes.

NOTE D - CAPITALIZED SOFTWARE DEVELOPMENT COSTS

In September 2004, the Company entered into a "Master Development Agreement" with ZIO Interactive, Inc. (Korea) ("the Developer") whereby the Developer shall be responsible for developing and programming games as specified which include full software development without content. The Company as publisher is responsible for providing licensed content, marketing, distribution, localization and porting. The agreement grants the Company a right of first refusal to purchase games developed by the Developer within a 90 day review period of the completed games. The prices for those games shall be determined under a good faith negotiation between the parties. Since these games are fully functional at the time of purchase, they are accounted for as capitalized software development costs. The South Korean developer is owned by third parties with no affiliation to the Company

During the period from January 7, 2004 (inception) to December 31, 2004, the Company purchased ten (10) games from the Developer for an aggregate adjusted purchase price of $191,478. These games were complete in virtually all respects except for porting and localization. Five of the games purchased had an aggregate cost of $50,000 and were sold to another developer for $80,000 in December 2004. Accordingly, their aggregate cost of $50,000 is included within cost of sales in 2004 to match it against revenues to which it relates. All but one of the remaining five games had not been marketed for sale to customers during 2004 and, accordingly, no amortization of the cost thereof has been made. For the one game that was marketed in 2004, the company capitalized porting and additional graphic development costs of $10,000. Amortization of capitalized development costs charged to operations in 2004 was $6,822.

NOTE E - NOTES PAYABLE CONVERTIBLE INTO COMMON STOCK

Seven (7) individuals, five of whom are South Korean nationals and two of whom are U.S. persons loaned the Company an aggregate of $100,000 in various denominations under a Convertible Promissory Note maturing on August 15, 2005 and bearing interest at 9.25%. The balance due on these notes as of December 31, 2004 was $103,819, including accrued interest of $3,819.

Conversion is at the option of the note holder on or after the closing of the Company's next equity financing of more than $250,000, whether before or after the maturity date. In May 2005, concurrent with the acquisition of the Company by Win Win Wireless, LLC (see note F), all note holders exercised their conversions rights and the notes outstanding at December 31, 2004 were converted into 275,000 shares of the Company's common stock.

NOTE F - STOCKHOLDERS' EQUITY

The Company issued an aggregate of 5,000,000 shares valued at par to three individuals as reimbursement for expenses incurred on behalf of the Company as follows:

Shareholder name	Title	Shares issued
Hong Suk Lee	President	2,000,000
Sung Bom Lee	Vice President and Treasurer	2,000,000
Benjamin Frank Davis III	Secretary	1,000,000

On May 11, 2005 the Company and Win Win Wireless, LLC, a Delaware limited liability company ("Wireless"), and an indirect subsidiary of Win Win Gaming, Inc. ("Win Win") entered into a Share Exchange Agreement with the Company and its three major shareholders ("Major Shareholders") whereby Wireless acquired from the Major Shareholders all of their shares of Pixiem common stock. On May 11, 2005, Wireless entered into separate Stock Exchange Agreements with Pixiem and each of the other shareholders of Pixiem whereby Wireless acquired from each shareholder all of their shares of Pixiem common stock. In exchange for all of the issued and outstanding shares of Pixiem common stock acquired by Wireless under the Share Exchange Agreement and each of the Stock Exchange Agreements, Win Win issued an aggregate of 3,000,000 shares of its restricted Common Stock to shareholders of the Company. The total investment by Win Win is valued at approximately $1.8 million. The aggregate number of shares of the Company's common stock acquired by Win Win was 5,330,000 shares, representing the shares outstanding at December 31, 2004 plus 330,000 shares issued to convertible note holders upon the exercise of their conversion rights (275,000 shares for notes outstanding at December 31, 2004 and 55,000 for notes issued in 2005).

NOTE G - COMMITMENTS AND OTHER COMMENTS

OPERATING LEASES

In 2004, the Company was a subtenant in an office on a month-to-month basis and incurred a total of $1,750 in rent for the period from January 7, 2004 (inception) to December 31, 2004. In March 2005, the Company entered into a sub-lease agreement with related parties for approximately 1,300 square feet of office space, for a six-month period ending September 21, 2005. The monthly rental is $1,897. The sub-lessor holds a security deposit of $2,108 representing approximately 1 month rent. The sublease also required the purchase of existing furniture at a cost of $2,100. The sub-lessors cost for the monthly rental exceeds the monthly rent paid by the Company. Future remaining minimum sub-lease payments on the non-cancelable operating sub-lease are $11,382 for 2005.

PREPAID EXPENSES - KOREAN OPERATIONS

During the period from October through December 2004, the Company advanced $21,500 for the payment of operating and development expenses in Korea. In connection therewith, expenses of $15,301 were paid for that same period, leaving a balance of $6,199 at December 31, 2004.

NOTE H - RELATED PARTY TRANSACTIONS

OFFICER / STOCKHOLDER LOANS

As of December 31, 2004, the Company owed $38,000 to its Vice President for an unsecured open account loan received from him bearing no interest.

CONSULTING FEES INCURRED TO OFFICERS/STOCKHOLDERS

From January 7, 2004 (inception) to December 31, 2004, the Company incurred consulting fees of $34,100, reflected within "Selling, General and Administrative" expenses ($20,100 to Sung Bom Lee, Vice President and Treasurer, $14,000 to Benjamin Frank Davis III, Secretary). It also incurred $11,050, reflected within "Selling, General and Administrative" expenses, to the South Korean officer/stockholder of the Company, Hong Suk Lee, President.

NOTE I - SUBSEQUENT EVENTS

1.  ASSIGNMENT, BILL OF SALE AND RELEASE AGREEMENT

On March 24, 2005, the Company entered into an agreement with ZIO Interactive, Inc. (Korea) whereby the Company's purchase of the game assets (Note D) was settled for $191,477 in cash. The agreement fixed the balance due at $121,477 after applying $70,000 paid during the year ended December 31, 2004. The agreement provides for the transfer to the Company of all rights, title and interest in those game assets and the full release of all claims against the Company, its officers, employees, stockholders and any other affiliated parties.

2. STATUS OF KOREAN OPERATING EXPENSE ADVANCES

From January through March 2005, the Company advanced $47,000 for the payment of operating and development expenses in Korea.

3. INVESTMENT IN PIXIEM, INC. (KOREAN SUBSIDIARY)

During March 2005, Pixiem, Inc. (the Company's Korean subsidiary) was formed with an investment of $50,500 from the Company in exchange for 100% of the outstanding shares of common stock.

4. ACQUISITION BY WIN WIN WIRELESS, LLC

On May 11, 2005, Win Win Wireless, LLC acquired all of the outstanding common stock of the Company (see note F).

5. PREMISES SUBLEASE

During March 2005, the Company entered into a sublease agreement for its office space in Edgewater, New Jersey (see note G).

6. ISSUANCE OF CONVERTIBLE NOTES

During January 2005, the company issued an additional convertible promissory note in the face amount of $20,000 to another South Korean national, bringing the aggregate principal balance of those notes to $120,000.

7. CONVERTIBLE PROMISSORY NOTES -- CONVERSION OPTION EXERCISED

In May 2005, concurrent with the acquisition by Win Win Wireless, LLC, all note holders exercised their conversion options for the principal and accrued interest in exchange for 330,000 shares of the Company's common stock.

8. LOAN AND SECURITY AGREEMENT WITH WINWIN GAMING, INC.

On March 22, 2005, WinWin Gaming, Inc. ("Gaming") entered into a Loan and Security Agreement (the "Loan Agreement") with the Company. Pursuant to the Loan Agreement, Gaming agreed to lend to Pixiem up to $650,000 over a three month period. Pixiem is obligated under the Loan Agreement to pay interest at a rate of 12% on all outstanding advances and at a rate of 15% after default. The minimum amount of each advance under the Loan Agreement is $50,000 and the maximum amount is $500,000 per thirty (30) day period. When re-paid, the advances may not be re-borrowed. The proceeds of the advances will be used for working capital and general corporate expenditures that are reasonably approved in writing by Gaming in advance. The Company granted a security interest in all of its assets as collateral for amounts due or to become due to Gaming under the Loan Agreement. In addition, the major stockholders of the Company guaranteed the loan on a nonrecourse basis and pledged their equity in the Company to Gaming as collateral security for such guaranty pursuant to a Guarantee and Pledge Agreement. Through June 30, 2005, Gaming advanced $1,013,340 to the Company in connection with this loan.

9. PREMISES LEASE

On July 8, 2005, the Company entered into a non-cancelable operating lease for office space in Edgewater, New Jersey commencing August 1, 2005. The non-cancelable operating lease provides for minimum monthly rents of $5,500 through December 2005, and $6,000 from January 1, 2006. Additionally, the Company has placed $12,000 with the landlord as a security deposit. Minimum annual lease commitments in connection with this lease are as follows:

Year Ending December 31,	Minimum Annual Lease Payment
2005	$27,500
2006	72,000
2007	72,000
2008	42,000
Total	$213,500

10. SETTLEMENT OF CLAIM AGAINST THE COMPANY

On May 17, 2005, an entity involved in arranging financing for start-up companies advised the Company that it was entitled to 5% of Pixiem's stock as a result of the Company being successfully acquired by WinWin. Their claim of shares was based on it alleging it had expended funds on behalf of the Company over a 6 month period of time, although the Company disputes having made a definitive agreement with them.  In June 2005, Company shareholders, in order to promptly dispose of this matter and as a gesture of good faith, agreed in principal to surrender 65,000 WinWin shares in settlement of the claim. Consequently, there will be no financial or other cost of this settlement to either the Company or WinWin.

Unaudited Pro Forma Consolidated Financial Information
for WinWin Gaming, Inc. and Pixiem, Inc. - Acquisition Date May 11, 2005
Pro Forma Balance Sheet as of March 31, 2005 and Pro Forma Statement of Operations
for the year ending December 31, 2005
Pro Forma Statement of Operations for the three months ended March 31, 2005

On May 11, 2005, WinWin Gaming, Inc. and its indirect subsidiary, WinWin Wireless, LLC, a Delaware limited liability company entered into a Share Exchange Agreement with Pixiem, Inc., a Delaware corporation, and Pixiem’s three major shareholders whereby Wireless acquired from the Major Shareholders all of their shares of Pixiem common stock. On May 11, 2005, Wireless entered into separate Stock Exchange Agreements with Pixiem and each of the other shareholders of Pixiem whereby Wireless acquired from each shareholder all of their shares of Pixiem common stock. In exchange for all of the issue and outstanding shares of Pixiem common stock acquired by Wireless under the Share Exchange Agreement and each of the Stock Exchange Agreements, the Company issued an aggregate of 3,000,000 shares of Company Common Stock to the Pixiem shareholders. The total investment by the Company in Pixiem is valued at approximately $1.8 million. Pixiem is engaged in developing and publishing mobile applicable for the wireless entertainment market in North and South America, Europe and Asia.

The unaudited pro forma condensed combined financial data set forth below have been derived by the application of the pro forma adjustments to the historical financial statements of WinWin Gaming, Inc. and the unaudited financial statements of Pixiem, Inc.

The balance sheet and statements of operations of Pixiem, Inc. included in the accompanying pro-forma combined condensed balance sheet and statements of operations of WinWin Gaming, Inc. reflect preliminary purchase accounting adjustments from the date of acquisition by WinWin Gaming, Inc. on May 11,2005.

The final purchase price allocations are also dependent on the finalization of asset and liability valuations. These final valuations will be based on the actual net tangible and intangible assets that existed as of the closing date of the Pixiem, Inc. acquisition. Any final adjustment in the valuation of Pixiem's assets may change the allocations of purchase price, which could affect the fair value assigned to the assets and liabilities and could result in a change to the accompanying unaudited pro forma combined condensed financial statements, including an adjustment of goodwill.

The unaudited pro forma combined financial information is presented for informational purposes only and does not purport to represent what our results of operations would actually have been, nor do they purport to project our results of operations for any future period.

Win Win Gaming, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
As of March 31, 2005

	Historical		Adjustments		Pro Forma
	WinWin Gaming Inc.	Pixiem, Inc.

ASSETS
Current assets:
Cash and cash equivalents	$1,048,621	$58,502			1,107,123
Accounts receivable	3,133	141,592			144,725
Note receivable	317,000			[3](317,000)	0
Prepaid expenses and other current assets	68,592				68,592
Rental deposits	29,781				29,781

Total current assets	1,467,127	200,094		(317,000)	1,350,221

Property and equipment, net	308,870	10,484			319,354
Capitalized software development costs		192,834			192,834
Investment - Pixiem				[1]1,800,000
				[2] (1,800,000)	0
Goodwill and other intangibles	39,158			[2]1,971,370	$2,010,528
other assets	7,642	50,500			58,142

Total assets	$1,822,797	$453,912		$1,654,370	$3,931,079

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued expenses	$835,903	$308,282	$		$$1,144,185
Due to officers-accrued compensation	369,000				369,000
Note payable	37,500	317,000		[3](317,000)	37,500

Total current liabilities	1,242,403	625,282		(317,000)	1,550,685

				[2]171,370
Stockholders’ equity	580,394	(171,370)		[1]1,800,000	2,380,394

Total liabilities and stockholders’ equity	$1,822,797	$453,912		$1,654,370	$3,931,079

See notes to unaudited pro forma condensed combined financial statements for discussion of pro forma adjustments.

Win Win Gaming, Inc.
Unaudited Pro Forma Condensed Combined
Statements of Operations
For the year ended December 31, 2004

	Historical		Adjustments		Pro Forma
	WinWin Gaming Inc.	Pixiem, Inc.

Net sales	$13,987	$187,557			201,544
Costs of sales		56,822			56,822
Selling, general & administrative	3,193,237	193,789			3,387,026
Stock based compensation expense	4,460,016				4,460,016

Operating income (loss)	(7,639,266)	(63,054)		0	(7,702,320)
Other income (expense), net	11,974	(3,810)			8,164

Loss before income tax (benefit)	(7,627,292)	(66,864)		0	(7,694,156)
Income tax (benefit)	0	500			500

Loss before extra-ordinary item	(7,627,292)	(67,364)		0	(7,694,656)
Extinguishment of debt	$ 598,229				598,229
Net income (loss)	$(7,029,063)	$(67,364)		$0	$(7,096,427)

Basic and diluted net loss per share
Loss before extraordinary item	$(0.20)		$	$	$(0.19)
Extraordinary item	0.02				0.01
Net loss	(0.18)				(0.18)

Weighted average number of common				[1] 3,000,000
shares outstanding basic and diluted	$38,058,967	$5,000,000		[2](5,000,000)	$41,058,967

See notes to unaudited pro forma condensed combined financial statements for discussion of pro forma adjustments.

Win Win Gaming, Inc.
Unaudited Pro Forma Condensed Combined
Statements of Operations
For the three months ended March 31, 2005

	Historical		Adjustments	Pro Forma
	WinWin Gaming Inc.	Pixiem, Inc.

Net sales	$1,588	$22,243		23,831
Costs of sales		6,822		6,822
Selling, general & administrative	973,171	124,427		1,097,598
Stock based compensation expense				0

Operating income (loss)	(971,583)	(109,006)	0	(1,080,589)
Interest expense (income), net	2,040			2,040

Loss before income tax (benefit)	(973,623)	(109,006)	0	(1,082,629)
Income tax (benefit)				0

Loss before extra-ordinary item	(973,623)	(109,006)	0	(1,082,629)
Extinguishment of debt				0
Net income (loss)	$(974,623)	$(109,006)	$0	$(1,082,629)

Basic and diluted net loss per share
Loss before extraordinary item	$(0.02)	$(0.02)	$0.02	$(0.02)
Extraordinary item	0.00	0.00	0.00	0.00
Net loss	(0.02)	(0.02)	0.02	(0.02)

Weighted average number of common
shares outstanding basic and diluted	$43,464,256	$5,000,000	$(5,000,000)	$42,464,256

See notes to unaudited pro forma condensed combined financial statements for discussion of pro forma adjustments.

Win Win Gaming, Inc.
Notes to Unaudited Pro Forma Condensed
Combined Financial Statements
		Debit	Credit

1.	Investment in Pixiem Inc.	1,800,000
	Stockholders Equity		1,800,000

	To record investment in Pixiem, 3,000,000 shares of WinWin Gaming, Inc. at a market price of $.60 per share

2.	Goodwill & Other Intangible Assets	1,971,370
	Investment in Pixiem Inc.		1,800,000
	Stockholders Equity - Pixiem		171,370

	To record intangible assets pursuant to purchase method accounting for business combinations and eliminate Pixiem Stockholders Deficiency in Consolidation.

3.	Note payable	317,000
	Note receivable		317,000

	To record elimination of intercompany notes. No interest was changed for the period.